                                                                    EXHIBIT 10.5


                       DATED THIS 9TH DAY OF FEBRUARY 1996
                       ***********************************



                                ZYCON CORPORATION
                                  as Guarantor

                                       in
                                    favour of


                         BANK BUMIPUTRA MALAYSIA BERHAD
                              BBMB KEWANGAN BERHAD
                                   as Lenders

                                     - and -


                         BANK BUMIPUTRA MALAYSIA BERHAD
                                as Facility Agent


                         BANK BUMIPUTRA MALAYSIA BERHAD
                                as Security Agent



                               CORPORATE GUARANTEE

                                *****************


                                  Prepared by:


                                  SKRINE & CO.
                             ADVOCATES & SOLICITORS
                            STRAITS TRADING BUILDING
                               4 LEBOH PASAR BESAR
                               50050 KUALA LUMPUR.

                           FILE NO. TC/PTW/151878.0/95
                              February 7, 1996-liu

         THIS GUARANTEE is issued on the 9th day of February 1996 by Zycon Corporation, a corporation incorporated and existing under the laws of the State of Delaware in the United States of America and having its registered office at 445 El Camino Real, Santa Clara, California CA 95050-4366 (the "Guarantor", which expression shall include the successors, if any, of the Guarantor) in favour of: -

(1) BANK BUMIPUTRA MALAYSIA BERHAD and BBMB KEWANGAN BERHAD (the "Lenders", which expression shall include their respective successors and assigns); and

(2) BANK BUMIPUTRA MALAYSIA BERHAD, as facility agent for itself and the other Lender (in such capacity, the "Facility Agent", which expression shall include any of its successors in such capacity); and

(3) BANK BUMIPUTRA MALAYSIA BERHAD, as security agent for itself and the other Lender (in such capacity, the "Security Agent", which expression shall include any of its successors in such capacity).

         WHEREAS

(a) By a Facilities Agreement (the "Facilities Agreement") dated the 9th of February 1996 made between (1) ZYCON CORPORATION SDW. BHD. (the "Borrower"), as Borrower, (2) BANK BUMIPUTRA MALAYSIA BERHAD, as Arranger, (3) BANK BUMIPUTRA MALAYSIA BERHAD, as Working Capital Lender, (4) BANK BUMIPUTRA MALAYSIA BERHAD and BBMB KEWANGAN BERHAD, as Lending Banks, (5) BANK BUMIPUTRA MALAYSIA BERHAD, as Funding Lender,
         (6) BANK BUMIPUTRA MALAYSIA BERHAD, as Facilities Agent and (7) BANK BUMIPUTRA MALAYSIA BERHAD, as Security Agent, inter alia (a) the Working Capital Lender agreed to grant to the Borrower the Working Capital Facilities (as defined in the Facilities Agreement) upon the terms and subject to the conditions of the Facilities Agreement, (b) the Lending Banks agreed to grant to the Borrower the Ringgit Advances Facility (as defined in the Facilities Agreement) upon the terms and subject to the conditions of the Facilities Agreement and (c) the Funding Lender agreed to grant to the Borrower the Dollar Advances Facility and the Dollar RC Facility upon the terms and subject to the conditions of the Facilities Agreement.

(B) As security for the repayment by the Borrower of the monies due and payable or hereafter due and payable under the respective Facilities
         (as defined in the Facilities Agreement), interest thereon and all other monies agreed to be paid under the Facilities Agreement and the other Securities Documents (as defined in the Facilities Agreement), the Guarantor has agreed to issue this Guarantee in favour of the Lenders, the Facility Agent and the Security Agent.
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(C)      The Borrower may not make its request to the Working Capital Lender for the utilization of the Working Capital Facilities, and may not make its request for a Ringgit Advance (as defined in the Facilities Agreement), and may not make its request for a Dollar Advance (as defined in the Facilities Agreement) and may not make its request for a Dollar RC Drawdown (as defined in the Facilities Agreement), unless and until, inter alia, the Facility Agent has received this Guarantee duly executed by the Guarantor and stamped.

         NOW THEREFORE IT IS AGREED AS FOLLOW: -

1.       DEFINITIONS AND INTERPRETATION

         1.1 Terms defined in the Facilities Agreement and the Security Agency Agreement

                  Except as otherwise provided in this Guarantee, all terms and references which are defined or construed in the Facilities Agreement and the Security Agency Agreement but are not defined or construed in this Guarantee shall have the same meaning and construction in this Guarantee. All references to the Facilities Agreement are to the Facilities Agreement and from time to time amended modified or supplemented and all references to the Security Agency Agreement are to the Security Agency Agreement as from time to time amended, modified or supplemented.

         1.2      Terms

                  In this Guarantee, except where the context otherwise requires: -

                  "Borrower" means ZYCON CORPORATION SDW. BHD., a company incorporated in Malaysia and having its registered offices at 11th Floor, Wisma Damansara, Jalan Semantan, Damansara Heights, 50490 Kuala Lumpu and includes its successor in title;

                  "Dollar Advances Facility" means, in relation to the Funding Lender, the USD term loan facility of up to the aggregate principal amount of United States Dollars Four Million (USD4,000,000.00) granted by the Funding Lender to the Borrower upon the terms and subject to the conditions of the Facilities Agreement;

                  "Facilities" means the facilities comprising of the Dollar Advances Facility, the Dollar RC Facility, the TL AI Facility and the Working Capital Facilities and the expression "Facility" means any of these Facilities;

                  "Guaranteed Indebtedness" means: -

                  (1) all sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due from or owing by the Borrower to BBMB, in its capacity as a Working Capital Lender whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to BBMB under or pursuant to, the Facilities Agreement in connection with the Working Capital Lender, whether actually or Contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to BBM under or pursuant to, the Facilities Agreement in connection with the Working Capital Facilities;

                  (2) all sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due from or owing by the Borrower to the Lending Banks, whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Lending Banks under or pursuant to, the Facilities Agreement, in connection with the Ringgit Advances Facilities;

                  (3) all sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due from or owing by the Borrower to the Funding Lender, whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Funding Lender under or pursuant to, the Facilities Agreement, in connection with the Dollar Advances Facility;

                  (4) all sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due from or owing by the Borrower to the Funding Lender whether actually or contingently, under or in connection with, or which the Borrower has covenanted to part or discharge to the Funding Lender under or pursuant to, the Facilities Agreement, in connection with the Dollar RC Facility;

                  (5) all other sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due form or owing by the Borrower to the Lenders, whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Lenders under or pursuant to, the Facilities Agreement and the other Security Documents to which the Borrower is a party; and

                  (6) all other sums (whether principal, interest, fee, commission or otherwise) whatsoever which are or at any time may be or becomes due fro or owing by the Borrower to the Agents, whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Agents under or pursuant to the Facilities Agreement and the other Security Documents to which the Borrower is a party.

         1.3      Interpretation

                  In this Guarantee unless the context otherwise requires: -

                  1.3.1 references to persons include firms, companies, corporations states and administrative and governmental entities, associations and partnerships (whether or not having separate legal personality);

                  1.3.2 references to the masculine gender includes the feminine and neuter genders and vice versa and references to the singular number include the plural and vice versa;

                  1.3.3 references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs are to the Schedules and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Guarantee; and

                  1.3.4 the headings of clauses and the underlined introductory words to sub-clauses are inserted for ease of reference only and shall be ignored in construing this Guarantee.

2.       COVENANT TO PAY

         2.1      Covenant to Pay

                  In consideration of the Working Capital Lender agreeing to grant to the Borrower the Working Capital Facilities on the terms and subject to the conditions contained in the Facilities Agreement (a copy of which the Guarantor hereby acknowledges having received) or the Lending Banks agreeing to grant to the Borrower the Ringgit Advances Facility on the terms and subject to the Conditions contained in the Facilities Agreement or the Funding Lender agreeing to grant to the Borrower the Dollar Advances Facility on the terms and subject to the conditions contained in the Facilities Agreement or the Funding Lender agreeing to grant to the Borrower the Dollar RC Facility on the terms and subject to the conditions contained in the Facilities Agreement or the Beneficiaries otherwise acting under or in connection with the Facilities Agreement, the Guarantor hereby unconditionally and irrevocably guarantees, as a continuing guarantee, the due punctual payment by the Borrower of the Guaranteed Indebtedness, and conditionally and irrevocably undertakes and agrees that, if for any reason the Borrower does not make payment of any amount of the Guaranteed Indebtedness, by the time, in the currency, on the date and otherwise if the manner specified in (1) the Facilities Agreement in respect of that part of the Guaranteed Indebtedness owing to BBMB as a Working Capital Lender (whether on the normal due date, on acceleration or otherwise), (2) the Facilities Agreement in the respect of that part of the Guaranteed Indebtedness owing to Lending Banks (whether on the normal due date, on acceleration or otherwise), or (3) the Facilities Agreement in respect of that part of the Guaranteed Indebtedness owing to the Funding Lender (whether on the normal due date, on acceleration or otherwise), the Guarantor will pay to the Facility Agent on demand for its account or for the account or for the account of the relevant Beneficiary such sum in the currency and in the manner provided in the Facilities Agreement.

         2.2      Default of Borrower

                  In the event of the Borrower failing to observe and perform any of the covenants, undertakings, stipulations or terms contained in the Facilities Agreement and/or the other Security Documents to which the Borrower is a party, the Beneficiaries shall notwithstanding anything to the contrary contained in the Facilities Agreement and/or the other Security Documents be entitled to demand payment in full from the Guarantor the whole of the Guaranteed Indebtedness or such part thereof as may be outstanding.

         2.3      Independent Action

                  2.3.1 The Guarantor waives all rights of subrogation and contribution and any rights which it may have to claim prior exhaustion of remedies by the Beneficiaries and agrees that demands under this Guarantee may be made from time to time irrespective of whether any steps or proceedings are being taken or have been taken against the Borrower and/or any other person or are being taken or have been taken to enforce any other security, guarantee or indemnity. The Beneficiaries may proceed to exercise any right or remedy which the Beneficiary may have under this Guarantee without regard to any actions or omissions of any other party or entity and the Beneficiaries may exercise any such right or remedy independently of each other and in separate actions or proceedings and the Guarantor hereby so agrees and waives any rights it has or may have to object to any such proceedings being separately brought.

                  2.3.2 The amount at any time owing by the Guarantor to the Beneficiaries under this Guarantee shall be a separate and independent debt from the amount owing to any other party. The Beneficiaries shall have the right to protect and enforce their respective rights arising out of this Guarantee and it shall not be necessary for any other party to be joined as an additional party in any proceeding for this purpose.

3.       REPRESENTATIONS AND WARRANTIES

         3.1      Representations and Warranties

                  3.1.1    Status

                           The Guarantor is a corporation duly incorporated and validly existing under the laws of the United States of America and has the power and authority to own its assets and to conduct the business which it conducts and/or purposes to conduct.

                  3.1.2    Powers

                           The Guarantor has full power, authority and legal right to enter into and perform and comply with its obligations under this Guarantee.

                  3.1.3    Obligations Binding

                           The obligations of the Guarantor under this Guarantee constitute the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                  3.1.4    Authorizations and Consents

                           All actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary Consent) in order (a) to enable it to lawfully enter into and perform and comply with its obligations under this Guarantee, (b) to ensure that those obligations are valid, legally binding and enforceable, (c) to ensure that those obligations rank and will at all times rank in accordance with Clause 4.1.5 and (d) to make this Guarantee admissible in evidence in the courts of Malaysia and the United States of America have been taken, fulfilled and done.

                  3.1.5    Ranking of Obligations

                           Its payment obligators under this Guarantee rank and will at all times rank at lease equally and ratably in all respects with all its other unsecured indebtedness except for such indebtedness as would, by virtue only of the law in force in the United States of America, be preferred in the event of its winding-up.

                  3.1.6    Non-violation of Laws and/or Agreements

                           Neither the execution and delivery of this Guarantee nor the performance or observance by the Guarantor of any of its obligators or the exercise by the Guarantor of any of its rights herder will: -

                           (i) contravene, conflict with or result in any breach of any of the terms, conditions, covenants, undertakings or other provisions of, or constitute a default, event of default or an event which with the giving of notices and/or the lapse of time and/or the fulfillment of any conditions would constitute a default or an event of default under any provision of any law or regulation, order, franchise, concession, license, permit or authority or any agreement, undertaking, indenture, mortgage, deed or other instrument, or any arrangement, obligation or duty applicable to, or which is binding upon or affects the Guarantor or any of its assets or revenues,

                           (ii) violate or exceed any limitation on the borrowing or any other powers of the Guarantor (whether imposed by any law or regulation, order agreement, instrument or otherwise) or any other limitation affecting the Guarantor, to be exceeded, or

                           (iii) result in, or oblige the Guarantor to create any charge on the whole or any part of the assets or revenues of the Guarantor, present or future.

                  3.1.7    Litigation

                           No litigation, arbitration or administrative proceedings before or of any court, tribunal or regulatory authority is presently pending or, to the knowledge of the Guarantor threatened against the Guarantor or any of its assets or revenues which, if determined adversely to the Guarantor might materially and adversely affect its assets, liabilities or condition (financial or otherwise) or its ability to perform its obligations hereunder.

                  3.1.8    No Default

                           The Guarantor is not in breach of contravention of or in default under any law or regulation, order, franchise, concession, license, permit, authority, agreement, undertaking, instrument, arrangement, obligation or duty applicable to, or which is binding upon or affect it or any of its assets or revenues, (the consequences of which breach, contravention or default, could materially and adversely affect the Guarantor's assets, liabilities, or condition (financial or otherwise) or its ability to perform its obligation hereunder); no Event of Default or Potential Event of Default has occurred or will occur as a result of its entry into this Guarantee, and neither it not any of its subsidiaries is in breach of or in default of any agreement to an extent or in a MANNER WHICH HAS OR COULD HAVE A MATERIAL effect on it;

                  3.1.9     Winding-Up

                           N meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them.

                  3.1.10   No Arrangements with Creditors

                           The Guarantor has not entered into any arrangement or composition with its creditors.

                  3.1.11   No Immunity

                           Neither it not its assets is entitled to immunity from suit, execution, attachment or other legal process, and its entry into this Guarantee constitutes, and the exercise of its rights and performance of and compliance with its obligations under this Guarantee will constitute, private and commercial acts done and performed for private and commercial purpose.

                  3.1.12   No Misstatement

                           No information, exhibit or report furnished by it to the Beneficiaries in connection with this Guarantee contained any misstatement of fact as at the date of such exhibit or report or as at the date when such information was given which was material in the context of this Guarantee or omitted to state a fact as at such date which in any such case would be materially adverse to the interests of the Beneficiaries under this Guarantee.

         3.2      Continuation of Representation and Warranties

                  Each of the representations and warranties set forth in Clause
                  4.1 above will be correct and complied with in all material respects so long as any sum remains to be lent to or remains payable by the Borrower under the Facilities Agreement as if repeated then by reference to the then existing circumstances.

4.       INDEPENDENT LIABILITY

         As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees: -

         4.1 that any sum which, although expressed to be payable by the Borrower under the Facilities Agreement, is for any reason (whether or not now existing and whether or not now known or becoming known to any party to this Guarantee) not recoverable from the Guarantor on the basis of guarantee shall nevertheless be recoverable by it as if it were the sole principal debtor and shall be paid by it to the Facility Agent on demand; and

         4.2 as a primary obligation to indemnify each Beneficiary against any loss suffered by it as a result of any sum expressed to be payable by the Borrower under the Facilities Agreement not being paid by the time, on the date and otherwise in the manner specified in the Facilities Agreement or any payment obligation of the Borrower under the facilities Agreement being or becoming void, voidable or unenforceable for any reasons (whether or not now existing and whether or not now known or becoming known to the guarantor r any Beneficiary), the amount of that loss being the amount expressed to be payable by the Borrower in respect of the relevant sum.

5.       INTEREST TO BE CAPITALIZED

         The Guarantor hereby agrees that the capitalized rate of interest fixed by each Beneficiary form time to time in respect of the Facilities shall apply and have effect and be calculated on the amounts due to such Beneficiary hereunder until that Beneficiary shall have received one hundred Sen in every Ringgit outstanding, or as the case may be, one hundred cents in every Dollar outstanding under the Facilities. For the avoidance of doubt, it is hereby expressly provided that the capitalized rates of interest shall be payable before and after judgment and notwithstanding the termination of the banker and customer relationship between the Lenders and the Borrower by reason of the termination of the Facilities by recall or demand or by reason of the incapacity, winding-up, or liquidation of any party or by frustration, force majeur, operation of law, order or direction of any competent authority or otherwise howsoever.

6.       PRINCIPAL DEBTOR

         As between the Guarantor and the Beneficiaries, the Guarantor shall be liable under this Guarantee as if it were the sole principal debtor and not merely a surety. Accordingly, it shall not be discharged, nor its liability be affected nor shall this Guarantee be discharged or diminished by reason of: -

         6.1 any increase, decrease, extension, renewal or restructure of the Facilities or any variation, cancellation, supplement, substitution, or modifications of whatsoever nature being made to any provision of the Facilities Agreement and/or the other Security Documents, with or without the knowledge or consent of the Guarantor; or

         6.2 any irregularity, unenforceability, illegality, invalidity or defect in the Security Documents or in relation to any obligation of the Borrower thereunder to the intent to that the Guarantor's obligations under this Guarantee shall remain in full force and effect as if there were no such irregularity, unenforceability, illegality, invalidity or defect; or

         6.3 any variations, exchange, renewal, release or discharge of any security or the refusal or neglect by any Beneficiary to complete or enforce any security or instrument and whether satisfied by payment or not; or

         6.4 any refusal by any Lender at any time or times with or without notice to the Guarantor or the Borrower to advance the monies or give further credit or accommodation to the Borrower notwithstanding that the limit or amount of the Facilities shall not have been reached; or

         6.5 any other person or persons who is or was intended to guarantee, indemnify, provide security or in any other manner assume or undertake to be responsible for the obligation or liability in respect of the Facilities or any part thereof or other indebtedness of the Borrower shall fail to do so or shall be discharged or released from doing so; or

         6.6 any present or future bill note guarantee indemnity mortgage charge pledge lien debenture or other security or right or remedy held by or available to any Beneficiary being or becoming wholly or in part voidable or unenforceable on any ground whatsoever or by any Beneficiary from time to time dealing with exchanging varying releasing or failing to perfect or enforce any of the same; or

         6.7 any time indulgence concession waiver or consent at any time given to the Borrower or any other persons, whether by any Beneficiary or any other persons; or

         6.8 the renewing determining varying or increasing any bill promissory note or other negotiable instrument accommodation facilities or transaction in any manner whatsoever or concurring in accepting or varying any compromise arrangement or settlement or omitting to claim or enforce payment form the Borrower or any other person; or

         6.9 any act or omission which would not have discharged or affected the liability of the Guarantor had it been the principal debtor instead of the guarantor or by anything done or omitted which but for this provision might operate to exonerate the Guarantor; or

         6.10 the winding-up, insolvency, bankruptcy, amalgamation, reconstruction or reorganization of the Borrower or any other persons (or the commencement of any of the foregoing).

7.       INDEMNITY

         As a separate and independent obligation the Guarantor hereby agrees as primary obligor to indemnify each Beneficiary on demand from and against any claims, losses, funding or other costs, expenses or otherwise incurred by that Beneficiary as a result of the terms of the Facilities being or becoming void, voidable or unenforceable in any manner or by reason of or consequent to any breach of warranties and/or undertakings herein contained or any default on the part of the Borrower in performing and observing the obligations to be performed and observed by the Borrower or for any other reasons whatsoever, whether or not known to that Beneficiary; the among of such claims, losses, costs, expenses or otherwise being the amount which that Beneficiary would have otherwise been entitled to recover from the Borrower under the Security Documents.

8.       CONTINUING SECURITY

         The Guarantee is a continuing security and shall secure the ultimate balance from time to time owing to each Beneficiary by the Borrower under the Security Documents notwithstanding the liquidation winding-up or other incapacity or any change in the constitution of the Borrower or other incapacity or any change in the constitution of the Borrower or the liquidation winding-up or other incapacity of the Guarantor or any other person or any settlement of account or other matter whatsoever. This Guarantee shall remain in full force and effect until all monies owing under the Security Documents have been paid or satisfied in full and is in addition to and not in substitution for any other rights or remedies which the Beneficiaries may have under the Security Documents and may be enforced without first having recourse to any such rights or remedies and without taking any steps or proceedings against the Borrower or any other persons.

9.       LIABILITY OF GUARANTOR

         9.1      Discharge Only By Performance

                  The obligations of the Guarantor shall not be discharged except by performance and then only to the extent of such performance. Such obligations shall not be subject to any prior notice to or demand to the Guarantor with regard to any default of the Borrower and shall not be impaired by any extension of time forbearance or concession given to the Borrower or any other person or any assertion of or failure to assert any right or remedy against the Borrower or any other persons or in respect to the Security Documents and/or any modification or amplification of the provision thereof contemplated by the terms thereof or any failure of the Borrower to comply with any requirements of any law regulations or order in Malaysia or of any political sub-division or agency thereof.

         9.2      Arrangements With Borrower

                  The Guarantor shall not be discharged or release from this Guarantee by any arrangement entered into or any composition accepted by any Beneficiary modifying its rights and remedies whether with or without the assent of the Guarantor by any alteration in the obligations terms stipulations covenants and undertakings contained in the Security Documents or by any forbearance whether as to pay time performance or otherwise.

         9.3      Reconstruction

                  The liabilities and or obligations of the Guarantor created by the is Guarantee shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise which may be made in the constitution of the Beneficiaries of the Borrower and it is hereby expressly declared that no change of any sort whatsoever in relation to or affecting the Guarantor shall in any way affect the liabilities and or obligations created hereunder in relation to any transaction whatsoever whether past present or future.

         9.4      Liquidation

                  In the event of the liquidation of the Borrower, each Beneficiary (notwithstanding the payment by the Guarantor to the Beneficiaries or any one of them of any part of the amount hereby guaranteed) may rank as creditor and prove for such amount remaining outstanding against the Borrower or agree to accept any composition in respect of the same and such Beneficiary may receive and retain the whole of the dividends composition or other payments thereon. The Guarantor shall not in such event prove against the Borrower or in any way compete with the Beneficiaries so as to diminish any dividend or other advantage that would or might come to the Beneficiaries until the whole of each of the Beneficiary's claims against the Borrower have been satisfied. Further for the purpose of enabling any Beneficiary to maximize its recoveries in any actual or potential winding-up, any amount received or recovered by any Beneficiary (otherwise than as a result of a payment by the Borrower to the Facility Agent) in respect of any sum payable by the Borrower under the Facilities Agreement, may be placed by the recipient in an interest bearing suspense account. That amount may be kept there (with any interest earned being credited to that account) unless and until the recipient has irrevocably received or recovered its share of all sums payable to it under the Facilities Agreement.

         9.5      Subordination

                  So long as any sum remains to be lent to or remains payable by the Borrower under the Facilities Agreement: -

                  9.5.1 any right of the Guarantor, by reason of the performance of any of its obligations under this Guarantee, to be indemnified by the Borrower or to take the benefit of or enforce any security, guarantee or indemnity shall be exercised and enforced only in such manner and on such terms as the Facility Agent (acting on the instructions from the Instruction Group) may require; and

                  9.5.2 any amount received or recovered by the Guarantor (a) as a result of any exercise of any such right or (b) in the winding-up of the Borrower shall be held in trust for the Beneficiaries and immediately paid to the Facility Agent.

10.      RECOVERY OF MONIES BY GUARANTOR

         Until all monies and liabilities payable under the Facilities shall have been fully paid and discharged the Guarantor shall not: -

         (a) in respect of any monies which may have been paid by the Guarantor to any Beneficiary, seek to enforce repayment or payment or to exercise any other rights or remedies of whatsoever kind which may accrue howsoever to the Guarantor in respect of the amount so paid;

         (b) prove in competition with any Beneficiary for any monies owing by the Borrower to the Guarantor on any account whatsoever and/or in respect of any monies due or owing from the Borrower to such Beneficiary but will give to that Beneficiary the full benefit of any proof which the Guarantor may be able to make in the liquidation of the Borrower or in any arrangement or composition with its creditors;

         (c) take any steps to enforce any rights or remedies against the Borrower or receive or claim or have the benefit of any payment or distribution, from or an account of the Borrower or exercise any right of set-off or counterclaim against the Borrower;

         (d) have any claim on or participate in the benefit of any claims or security which may hereafter be provided by the Borrower; and

         (e) negotiate assign charge or otherwise dispose of any monies obligations or liabilities now or hereafter due or owing to the Guarantor from the Borrower or any co-guarantor or any promissory note bill of exchange guarantee indemnity mortgage charge or other security. Provided always that, on making a claim against the Guarantor pursuant hereto, the Facility Agent (actin on instruction form the Instruction Group) may instruct the Guarantor to take any steps in connection with any of the matters referred to in the e foregoing sub-paragraphs and any monies or other benefit thereby obtained by the Guarantor will thereafter be held by the Guarantor in trust for the Beneficiaries and immediately paid to the Facility Agent.

12.      OTHER SECURITIES HELD BY THE BENEFICIARIES

         This Guarantee shall be in addition to and shall not be in any way prejudiced or affected by any collateral or other security now or hereafter held by the Beneficiaries for all or any part of the monies hereby guaranteed nor shall such collateral or other security or lien to which the Beneficiaries may be otherwise entitled to or the liability of any person or persons or corporation not parties hereto for all or any part of the monies hereby secured be in any way prejudiced or affected by this present Guarantee.

13.      PAYMENTS

         13.1     Payments Without Set-Off, Counterclaim etc.

                  All payments to be made by the Guarantor to the Beneficiaries hereunder shall be made in full and without any set-off, counterclaim or merger or combination of accounts whatsoever.

         13.2     Payments Without Deductions for Taxes

                  13.2.1 All payments to be made by the Guarantor under this Guarantee shall be paid (1) free of any restrictions or conditions, (2) free and clear or and (except to the extent required by law) without any deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

                  13.2.2 If the guarantor or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Guarantor under this Guarantee, the Guarantor shall pay such additional amount as is necessary to ensure that the Beneficiary to which that sum is due receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

                  13.2.3 if the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time pay any tax or other amount, on or calculated b reference to, any sum received or receivable by, any Beneficiary under this Guarantee (except for a payment by that Beneficiary of tax on its own overall net income), the Guarantor shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by that Beneficiary, shall reimburse it on demand for the amount paid by it.

                  13.2.4 Within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any tax or other amount which it is required by Clause 14.3 above to pay, the Guarantor shall deliver to the Facility Agent evidence satisfactory to the relevant Beneficiary of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

                  13.2.5 As soon as the Guarantor is aware that any such deduction, withholding or payment is required (or of any change in any such requirement), it shall notify the Facility Agent.

         13.3     Currency of Payment

                  13.3.1 Any payment or payments made by the Guarantor to or for the account of any Beneficiary in a currency (the currency in which the relevant payment is made being hereinafter referred to a the "Relevant Currency") other than the currency in which such payment or payments are expressed to be payable by the Guarantor to it under this Guarantee (the currency in which the relevant payment is expressed to be payable under this Guarantee being hereinafter referred to as "the Currency of Account") (whether as a result or, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up of the Guarantor to the extent of the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount so received or recovered in the Relevant Currency on the date of that receipt or recovery (or, it if is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the amount of the Currency of Account is less than the amount expressed to be due to the recipient under this Guarantee, the Guarantor shall indemnify it against any loss sustained by it as a result thereof. In any event, the Guarantor shall indemnify the recipient against the cost of making any such purchase. For the purpose of this Clause, it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                  13.3.2 These indemnities constitute a separate and independent obligation from the other obligations in this Guarantee, shall give rise to a separate and independent cause of action shall apply irrespective or any indulgence granted by any Beneficiary and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Guarantee or any other judgment or order.

         13.4     Payments in Freely Transferable Funds

                  13.4.1 On each date on which any sum in Ringgit is due from the Guarantor under this Guarantee, the Guarantor shall make that sum available to the Facility Agent so as to be received by the Facility Agent in Ringgit and in immediately available and freely transferable funds before 11 a.m. (local time in Kuala Lumpur) to such account of the Facility Agent with such bank in Kuala Lumpur as the Facility Agent shall have designated to it for that purpose.

                  13.4.2 On each date on which any sum in US Dollars is due from the Guarantor under this Guarantee, the Guarantor shall make that sum available to the Facility Agent so as to be received by the Facility Agent in US Dollars by 11 a.m. (local time in Singapore) and in funds which are for same day settlement in the [Singapore Clearing House Interback Payments System] (or, if such funds cease to exist or, in the Facility Agent's opinion, cease to be customary for the settlement in Singapore of international banking transactions in US Dollars, such other US Dollars funds as the Facility Agent may from time to time determine to be customary for that purpose) to such account of the Facility Agent with such bank in Singapore as the Facility Agent may from time to time designate for that purpose.

14.      APPROPRIATION OF PAYMENTS

         14.1 All sums from time to time recovered or received by the Facility Agent under or in connection with this Guarantee or pursuant to the Enforcement of this Guarantee (hereinafter referred to as "the Sums Recovered") shall be applied by the Facility Agent in the following manner and order: -

                  14.1.1 first, in or towards payment to the Agents of any fee and any costs, charges and expenses sustained or incurred by the Agents, and any other sums then due and payable to the Agents in their respective capacities as such, under or in connection with the Facilities Agreement;

                  14.1.2 secondly, in or towards payment to each of the Lenders, of its respective Secured Proportion (as defined in the Security Agency Agreement), at such time, of the balance of the Sums Recovered; and

                  14.1.3   thirdly, in payment of any surplus to the Guarantor.

15.      GUARANTEE ENFORCE

         Each of the Beneficiary may enforce this Guarantee against the Guarantor at any time in the manner as stipulated in Clause 1 hereof.

16.      GUARANTEE NOT REVOCABLE

         This Guarantee shall not be determinable by the Guarantor except on the terms of making full provision up to the limit of the Facilities together with interest thereon and any other outstanding liabilities or obligations (whether actual or contingent) on the part of the Borrower and shall in all respects and for all purposes be binding and operative until discharged by performance thereof.

17.      WAIVER OF ALL RIGHTS AS SURETT

         In order to give full effect to this Guarantee the Guarantor hereby waives all rights and privileges which the Guarantor might otherwise as a surety be entitled to claim.

18.      REINSTATEMENT OF GUARANTEE

         Any settlement or discharge between any of the Beneficiaries and the Guarantor shall be conditional upon no security or payment to such Beneficiary by the Borrower or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or dissolution for the time being in force or by virtue of any obligation to give effect to any preference or priority and such Beneficiary shall be entitled to recover the value amount of any such security or payment from the Guarantor subsequently as if such settlement or discharge had not occurred.

19.      STATEMENT

         A certificate by any Beneficiary as to any sum payable by the Guarantor to it under this Guarantee, and any other certificate, determination, notification or the like of any Beneficiary provided for in this Guarantee, shall be conclusive save for manifest error.

20.      MISCELLANEOUS

         20.1     Severablity

                  In the event that any one or more provisions of this Guarantee be determined to be illegal or unenforceable by any court of law, such provision shall be ineffective to the extent of such illegality or unenforceability, without invalidating the remaining provisions hereof. The Guarantor agrees, upon request by the Facility Agent (acting on instructions fro the Instructing Group), to replace any provision of this

                  Guarantee which is so determined to be illegal or unenforceable by a valid provision which has as nearly as possible the same effect. The illegality, invalidity or unenforceability of any provision of this Guarantee under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the illegality, validity or enforceability of any of the provision.

         20.2     Law

                  This Guarantee is governed by, and shall be construed in accordance with, the laws of Malaysia

                  (i)      The Guarantor irrevocably: -

                           (aa) submits to the non-exclusive jurisdiction of the courts of Malaysia and United States;

                           (bb) waives any objections on the ground of venue or forum non-convenience or any similar grounds;

                           (cc) consents to service of process by mail or in other manner permitted by the relevant law.

                  (ii) The Guarantor shall at all times maintain an agent for service of process in Malaysia. Such agent shall be: -

                  Name:

                  Address:

                           and the Guarantor undertakes not to revoke the authority of the above agent and if, for any reasons, which agent or any successor agent no longer serves as agent of the Guarantor to receive service of process, the Guarantor shall promptly appoint another such agent and advise the Lender thereof.

         20.3     Notices

                  20.3.1 Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by telex, facsimile or letter.

                  20.3.2 Any communication or document to be made or delivered by one person to another pursuant to this Guarantee shall (unless that other person has by fifteen (15) days' written notice to be the Facility

                           Agent specified another address) be made or delivered to that other person at the address identified herein, or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee.

                  20.3.3 Any communication or document made or delivered under Clause 20.3.1 hereof shall be deemed to have been made or delivered: -

                           (i) in the case of delivery in person, at the time of delivery;

                           (ii)     in the case of prepaid registered post, five
                                    (5) days after the date of posting or where posted to an address outside Malaysia, seven
                                    (7) days after the date of posting;

                           (iii) in the case of telex on receipt by the sender of the answer-back code of the recipient at the end of the transmission; and

                           (iv) in the case of telegram or facsimile, within twenty-four (24) hours after the time of transmission by the sender to be authenticated by the receipt by the send of a transmission controlled report appearing on its fact to emanate from the sender's machine showing the relevant number of pages, the correct facsimile number of the recipient and the result of the transmission being described as "O.K." or any equivalent description indicating that the communication has been property transmitted. The original of the notice, demand or request so sent by facsimile shall be forwarded to the receiving party by prepaid registered post.


                           Provided that any communication or document to be made or delivered to the Facility Agent shall be effective only when received by the Facility Agent.

                  20.4     Waiver, Rights Cumulative

                           No failure on the part of any Beneficiary to exercise, and no delay on its part in exercising, any right or remedy under this Guarantee will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Guarantee are cumulative and not exclusive of any rights or remedies (whether provided by law or otherwise).

                  20.5     Legal Costs

                           The Guarantor shall pay on demand all costs and expenses (including legal fees) incurred by any of the Beneficiaries in protecting or enforcing any rights under this Guaranty.

                  20.6     Successors in Title

                           This Guarantee shall ensure to the benefit of each or the Beneficiaries and their respective successors and assigns, and the obligations of the Guarantor under this Guarantee shall be binding on it and its successors notwithstanding any change in the constitution or status of it or any of its successors.

                  20.7     No Assignment by Guarantor

                           The Guarantor may not assign its rights or transfer its obligations under this Guarantee.

                  20.8     Agent for Service

                           The Guarantor irrevocably appoints
                           _____________________ to receive, for it and on its behalf service of process in any Proceedings in _______________________________-. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by the Guarantor). If for any reason the process agent ceases to be able to act as such or no longer has an address in _____________________________, the
                           Guarantor irrevocably agrees to appoint a substitute process agent acceptable to the Facility Agent, and to deliver to the Facility Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to service process in any other manner permitted by law.

                  20.9     Independent Legal Advice

                           The Guarantor hereby declares that it has sought independent legal advice before executing this Guarantee and that the contents of this Guarantee has been explained to the Guarantor and the Guarantor has perfectly understood the same before the signing it voluntary with full knowledge of the Guarantor's obligations.

                  20.10    Principal & Subsidiary Instruments

                           It is hereby declared and agreed that: -

                           (a)      the Facilities Agreement;

                           (b)      the Debenture;

                           (c)      the Assignment;

                           (d)      the Charge;

                           (e)      this Corporate Guarantee; and

                           (f)      the Security Agency Agreement;

                                    are instruments employed in one transaction within the meaning of Section 4(3) of the Stamp Act, 1949 (Consolidated and Revised
                                    1989) to secure an aggregate principal sum comprising: -

                           (i)      TL I Facility of up to RM29,200,000.00;

                           (ii)     Dollar Advances Facility of up to
                                    USD4,000,000.00;

                           (iii)    Dollar RC Facility or up to USD2,000,000.00;

                           (iv)     Working Capital Facilities of up to
                                    RN5,900,000.00

                                    and respective interest thereon and for the purpose of the said Section the Facilities Agreement is deemed to be the Principal Instrument and the other documents the Subsidiary Instruments.

         IN WITNESS WHEREOF the parties have hereunto set their respective hands the day and year first abovewritten.


SIGNED by                                   )
                                            )
for and on behalf of                        )
ZYCON CORPORATION                           )
in the presence of: -                       )


SIGNED by                                   )
                                            )
for and on behalf of                        )
BANK BUMIPUTRA MALAYSIA                     )
BERHAD                                      )
as Lender in the                            )
Presence of:                                )


SIGNED by                                   )
                                            )
for and on behalf of                        )

BBMB KEWANGAN BERHAD as                     )
as Lender in the presence of: -             )



SIGNED by                                   )
                                            )
for and on behalf of                        )
BANK BUMIPUTRA MALAYSIA                     )
BERHAD as Facility Agent                    )
in the presence of: -                       )


SIGNED by                                   )
                                            )
for and on behalf of                        )
BANK BUMIPUTRA MALAYSIA                     )
BERHAD as Security Agent                    )
in the presence of: -                       )